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                                     [Logo]

                           fetchOmatic.com Online Inc.
                               www.fetchOmatic.com

                        FetchOmatic Global Internet Inc.

                        Management Contract May 1st, 2000
                        ---------------------------------

        T. Kozub Enterprises Ltd and FetchOmatic Global Internet Inc.
        -------------------------------------------------------------


The Companies, FetchOmatic Global Internet Inc. and T. Kozub Enterprises Ltd. hereby agree to the form of a management contract whereby T. Kozub Enterprises Ltd. shall provide management services to FetchOmatic Global Internet Inc. The agreed upon management is $5,000.00 CDN per month and FetchOmatic Global Internet Inc. further agrees to reimburse T. Kozub Enterprises Ltd. for all expenses incurred on behalf of FetchOmatic Global Internet Inc.




  /s/ Wayne Loftus
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Wayne Loftus, President per
Fetchomatic Global Internet Inc.



  /s/  Ted Kozub
---------------------------------------
Ted Kozub per
T. Kozub Enterprises Ltd.






                               www.fetchOmatic.com
                        FetchOmatic Global internet Inc.
                                444 Victoria St.
                            Prince George, BC V2L 2J7
                              Phone: (250) 564-7029
                               Fax: (250) 563-8484
                      e-mail: chris_harrington@hotmail.com